EXHIBIT 99.1

                      AMENDMENT NO. `2 TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this "Second Amendment") is entered into this 13th day of November, 2003, among:

         LECROY CORPORATION, a Delaware corporation (hereinafter referred to as the "Borrower");

         The lenders from time to time party to the Credit Agreement (as defined herein) (each a "Lender" and, collectively, the "Lenders"); and

         THE BANK OF NEW YORK, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                                    RECITALS
                                    --------
         WHEREAS:

         (A) The Borrower, the Lenders and the Administrative Agent have entered into a certain Credit Agreement dated as of October 11, 2000, as amended by a certain letter agreement dated September 2, 2003 (as so amended and as it may hereafter from time to time be further amended, modified, supplemented, or restated, the "Credit Agreement"); and

         (B) The Borrower, the Lenders and the Administrative Agent have agreed to amend certain provisions of the Credit Agreement as hereinafter set forth;

         NOW, THEREFORE, in consideration of the agreements and provisions contained herein, the parties hereto hereby agree as follows:

         1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have their respective meanings set forth in the Credit Agreement.

         2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended, as follows:

            2.1 Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended as follows:

            (a) The chart contained in the definition of "Applicable Margin" is deleted in its entirety and the following chart is substituted therefor:

-------------------------------- --------------- --------------- -------------- -----------
  "WHEN THE LEVERAGE RATIO IS    AND LESS THAN     ABR MARGIN     EURODOLLAR       FEE
   GREATER THAN OR EQUAL TO                                         MARGIN        MARGIN
-------------------------------- --------------- --------------- -------------- -----------
           2.00:1.00                                 1.00%           2.25%        0.375%
-------------------------------- --------------- --------------- -------------- -----------
           1.75:1.00               2.00:1.00         0.75%           2.00%        0.375%
-------------------------------- --------------- --------------- -------------- -----------
           1.25:1.00               1.75:1.00         0.50%           1.75%        0.375%
-------------------------------- --------------- --------------- -------------- -----------
           0.50:1.00               1.25:1.00         0.25%           1.50%        0.375%
-------------------------------- --------------- --------------- -------------- -----------
                                   0.50:1.00         0.00%           1.25%        0.375%"
-------------------------------- --------------- --------------- -------------- -----------


                  (b) The definition of "Consolidated EBITDA " set forth therein is deleted in its entirety and the following definition is substituted therefor:

                  "'Consolidated EBITDA' means, for any period, net income of the Borrower and the Subsidiaries, determined on a consolidated basis in accordance with GAAP for such period plus (i) the sum of, without duplication, each of the following of the Borrower and the Subsidiaries on a consolidated basis in accordance with GAAP, each to the extent utilized in determining net income for such period (a) interest expense, (b) provision for income taxes, (c) depreciation, amortization and other non-cash charges (whether or not such non-cash charges are recurring), (d) extraordinary losses from sales, exchanges and other dispositions of property not in the ordinary course of business, and
         (e) foreign exchange losses, minus (ii) the sum of, without duplication, each of the following with respect to the Borrower and the Subsidiaries on a consolidated basis in accordance with GAAP, to the extent utilized in determining such net income for such period: (a) extraordinary gains from sales, exchanges and other dispositions of property not in the ordinary course of business, (b) other non-recurring items, and (c) foreign exchange gains."

                  (c) The definition of "Revolving Commitment" is amended by deleting therefrom the last two sentences thereof and substituting the following two sentences therefor:

                  "The amount of each Lender's Revolving Commitment as of the date of the Second Amendment is set forth on Schedule 2.01 to the Second Amendment, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. The aggregate amount of the Revolving Commitments as of the date of the Second Amendment is $25,000,000."

                  (d) The definition of "Revolving Maturity Date" set forth therein is deleted in its entirety and the following definition is substituted therefor:

                  "'Revolving Maturity Date' means November 30, 2006."

                  (e) The following new definitions are inserted in the appropriate alphabetic locations:

                           (i) "'Funded Debt' means, as of any date, with respect to the Borrower and the Subsidiaries determined on a consolidated basis, all Loans outstanding hereunder plus the current and long term portion of all Capital Lease Obligations, in each case, as at such date."

                           (ii) "'Liquidity Ratio' means, as of any date, the ratio of (i) all cash, short term investments and accounts receivable of the Borrower and the Subsidiaries determined on a consolidated basis in accordance with GAAP as of such date less any allowances for bad debts as of such date to (ii) Funded Debt as of such date."

                           (iii) "'Second Amendment' means Amendment No. 2 to Credit Agreement dated November 13, 2003 by and among the Borrower, the Lenders and the Administrative Agent."

                           (iv) "Second Amendment Effective Date" means the date on which the conditions specified in Section 3 of the Second Amendment are satisfied (or waived in accordance with Section 10.02 of the Credit Agreement).

                           (v) "'Total Tangible Net Worth" means, as of any date, all amounts which would, in conformity with GAAP, be included under "shareholders' equity" (or any like caption) on a consolidated balance sheet of the Borrower and the Subsidiaries as at such date, plus, if and to the extent not otherwise included under "shareholders' equity" (or any other such like caption), all preferred stock of the Borrower outstanding as at such date, minus deferred charges, intangibles and treasury stock, in each case of the Borrower and the Subsidiaries, as determined on a consolidated basis in accordance with GAAP."

         2.2 Section 4.04 of the Credit Agreement (Financial Condition; No Material Adverse Change) is hereby amended by:

                  (a) deleting in its entirety the first sentence of clause (a) thereof and substituting the following sentence therefor:

                  "The Borrower has heretofore furnished to the Credit Parties its consolidated and consolidating balance sheets and statements of income, stockholders equity and cash flows of the Borrower and the Subsidiaries as of and for the fiscal years ended June 30, 2001 and June 30, 2002, reported on by Ernst & Young LLP, independent public accountants, and June 30, 2003, reported on by KPMG LLP, independent public accountants."; and

                  (b) deleting in its entirety clause (b) thereof and substituting the following clause (b) therefor:

                  "(b) Since June 30, 2003, there has been no material adverse change in the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and the Subsidiaries, taken as a whole."

         2.3 Section 6.01 of the Credit Agreement (Financial Statements and Other Information) is hereby amended by deleting in its entirety clause (e) thereof and substituting the following clause (e) therefor:

                  "(e) concurrently with any delivery of financial statements under clause (a), (b), (c) and (d) above, a certificate of a Financial Officer of the Borrower (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth (A) reasonably detailed calculations demonstrating compliance with Sections 7.12, 7.13, 7.14, 7.15, and 7.16 and (B) the Subsidiary Guarantors as of the date of such certificate, and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 4.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate."

         2.4 Section 6.10 of the Credit Agreement (Insurance) is hereby deleted in its entirety and the following is substituted therefor:

                  "Section 6.10     Insurance

                  The Borrower will, and will cause each of the Subsidiaries to, maintain, with financially sound and reputable insurance companies, (a) adequate insurance for its insurable properties, all to such extent and against such risks, including fire, casualty, business interruption and other risks insured against by extended coverage, as is customary with companies in the same or similar businesses operating in the same or similar locations and (i) with respect to insurance covering the Collateral, such insurance shall contain a standard loss payable clause and shall name the Administrative Agent for the ratable benefit of the Secured Parties as a loss payee to the extent of its interest in respect of each claim relating to the Collateral and resulting in a payment thereunder, and (ii) with respect to liability insurance, such insurance shall be indorsed to provide that the Administrative Agent, in its capacity as such, shall be an additional insured; and (iii) with respect to all such insurance, provide that 30 days' prior written notice of any cancellation thereof shall be given to the Administrative Agent, and (b) such other insurance as may be required pursuant to the terms of any Security Document."

         2.5 Section 7.04 of the Credit Agreement (Investments, Loans, Advances, Guarantees and Acquisitions) is hereby amended by deleting in its entirety clause (d) thereof and substituting the following clause (d) therefor:

                  "(d) acquisitions (whether by purchase of stock or assets, merger or consolidation) by the Borrower and/or its Subsidiaries not otherwise permitted by this Section, provided that (i) such acquisition shall be within the same industry and line of business as that conducted by, or contemplated to be conducted by, the Borrower and/or the Subsidiaries on the Effective Date, (ii) after giving effect to each such acquisition, the aggregate consideration paid by the Borrower and/or the Subsidiaries in connection with all such acquisitions, with
         (A) borrowed money and/or internally generated funds shall not exceed $25,000,000, and (B) with borrowed money, internally generated funds and/or equity contributions shall not exceed $40,000,000, (iii) the Borrower shall furnish the Administrative Agent with written notice of such acquisition not less than thirty (30) days prior to the closing of such acquisition; (iv) in the event any acquisition is of stock, the Borrower shall, pursuant the Security Agreement, grant to the Administrative Agent a first security interest in all of the capital stock of such new Subsidiary if such new Subsidiary is a Domestic Subsidiary, and 65% of the capital stock of such new Subsidiary if such new Subsidiary is a Material Foreign Subsidiary, and each new Subsidiary shall, at the time it becomes a new subsidiary, execute such certifications, opinions, resolutions and documents as the Administrative Agent may reasonably require (consistent with the requirements of this Agreement) to cause such new Subsidiary (if a Domestic Subsidiary) to become a party to the Guarantee Agreement and to cause such new Subsidiary to become a party to the Security Agreement in order for such new Subsidiary to grant to the Administrative Agent a first security interest in the assets of such new Subsidiary, subject to the Permitted Encumbrances, and (v) the Borrower shall have delivered to the Administrative Agent a certificate of a Financial Officer of the Borrower demonstrating that, on a pro forma basis, after giving effect to such acquisition, no Default or Event of Default would exist, including under clause (d) of Article 8 as a result of the Borrower's failure to comply with Sections 7.12, 7.13, 7.14, 7.15 or 7.16 (such covenants to be determined as if such acquisition had been consummated on the first day of the period for which such covenants are being calculated);"

         2.6 Section 7.12 of the Credit Agreement (Interest Coverage Ratio) is hereby deleted in its entirety and the following is substituted therefor:

                  "Section 7.12     Interest Coverage Ratio

                  As of the last day of any fiscal quarter during any period set forth below, the Borrower will not permit the ratio of Consolidated EBITDA to Consolidated Interest Expense, in each case for the four fiscal quarters ending on such date, to be less than the ratio set forth below opposite such period:

----------------------------------------------------- -----------------------
                             PERIOD                             RATIO
----------------------------------------------------- -----------------------
Effective Date through June 29, 2001                          2.50:1.00
----------------------------------------------------- -----------------------

----------------------------------------------------- -----------------------
June 30, 2001 through September 29, 2003                      3.00:1.00
----------------------------------------------------- -----------------------

----------------------------------------------------- -----------------------
September 30, 2003 and thereafter                             2.50:1.00"
----------------------------------------------------- -----------------------


         2.7 Section 7.13 of the Credit Agreement (Reserved) is hereby deleted in its entirety and the following is substituted therefor:

                  "Section 7.13     Minimum Total Tangible Net Worth

                  The Borrower will not cause, permit or allow Total Tangible Net Worth as at the last day of each fiscal quarter of the Borrower to be less than (i) $50,000,000, plus (ii) 50% of the aggregate Net Income of the Borrower and the Subsidiaries, if positive, for each fiscal quarter of the Borrower ending after the Second Amendment Effective Date on a cumulative basis, plus (iii) 75% of all equity issued by the Borrower and the Subsidiaries after the Second Amendment Effective Date."

         2.8 Section 7.14 of the Credit Agreement (Minimum Total Net Worth ) is hereby deleted in its entirety and the following is substituted therefor:

                  "Section 7.14     Minimum Total Net Worth

                  The Borrower will not cause, permit or allow Total Net Worth as at the last day of each fiscal quarter of the Borrower to be less than (i) $74,787,000, plus (ii) 50% of the aggregate Net Income of the Borrower and the Subsidiaries, if positive, for each fiscal quarter of the Borrower ending after the Second Amendment Effective Date on a cumulative basis, plus (iii) 75% of all equity issued by the Borrower and the Subsidiaries after the Second Amendment Effective Date."

         2.9 Section 7.15 of the Credit Agreement (Leverage Ratio) is hereby deleted in its entirety and the following is substituted therefor:

                  "Section 7.15     Liquidity Ratio

                  As of the last day of any fiscal quarter, the Borrower will not permit the Liquidity Ratio for the four fiscal quarters ending on such date to be less than 1.25:1.00.

         2.10 Section 7.16 of the Credit Agreement (Capital Expenditures) is hereby deleted in its entirety and the following is substituted therefor:

                  "Section 7.16     Capital Expenditures

                  The Borrower will not permit Capital Expenditures made or obligated to be made by the Borrower and the Subsidiaries in respect of any period set forth below to be greater than the amount set forth below with respect to such period:


------------------------------ ----------------------------------------------------------------------
           Period                                             Amount
------------------------------ ----------------------------------------------------------------------
Effective Date through                                      $6,000,000
June 30, 2001
------------------------------ ----------------------------------------------------------------------

------------------------------ ----------------------------------------------------------------------
July 1, 2001 through            $6,000,000 plus the amount by which $6,000,000 exceeded the amount
June 30, 2003                    of Capital Expenditures actually incurred during the immediately preceding fiscal year
------------------------------ ----------------------------------------------------------------------

------------------------------ ----------------------------------------------------------------------
July 1, 2003 through                                        $8,000,000
June 30, 2004
------------------------------ ----------------------------------------------------------------------

------------------------------ ----------------------------------------------------------------------
July 1, 2004 through            $8,000,000 plus the amount by which $8,000,000 exceeded the amount
June 30, 2005 and each           of Capital Expenditures actually incurred during the immediately
fiscal year thereafter                                preceding fiscal year"
------------------------------ ----------------------------------------------------------------------


         2.11 Section 10.01 of the Credit Agreement (Notices) is hereby amended by

                  (a) deleting in its entirety the notice provisions contained in clause (a) thereof and substituting the following notice provision therefor:

                           " LeCroy Corporation
                           700 Chestnut Ridge Road
                           Chestnut Ridge, New York 10977
                           Attention:  Scott D. Kantor
                           Telephone No.:  (845) 425-2000
                           Telecopy No.:  (845) 425-8967
                           with a copy to:

                           Fish & Richardson P.C.
                           225 Franklin Street
                           Boston, Massachusetts  02110
                           Attention:  Roger D. Feldman, Esq.
                           Telephone No.:  (617) 956-5924
                           Telecopy No.:  (617) 542-8906"; and


                  (b) deleting in its entirety the second notice provision contained in clause (b) thereof and substituting the following notice provision therefor:

                           "The Bank of New York
                           900 Corporate Boulevard-NEBC
                           Newburgh, New York  12550
                           Attention: John F. Volpicella
                                      Vice President
                           Telephone No.: (845) 567-4301
                           Telecopy No.:  (845) 567-3823".

         3. CONDITIONS PRECEDENT TO EFFECTIVENESS.

         This Second Amendment shall become effective on the date (the "Second Amendment Effective Date") that the following conditions precedent shall have been fulfilled:

         3.1 Second Amendment. The Administrative Agent shall have received this Second Amendment, duly executed by a duly authorized officer or officers of the Borrower, the Administrative Agent and each Lender.

         3.2 Facility Fee. The Borrower shall have paid to the Administrative Agent for the account of each Lender, simultaneously with the execution and delivery of this Second Amendment, a non-refundable facility fee in the aggregate amount of $125,000 representing one-half percent (0.50%) of the Revolving Commitments as in effect on the Second Amendment Effective Date.

         3.3 Financial Statements. The Administrative Agent shall have received the financial statements referred to in Section 4.04(a) of the Credit Agreement as amended hereby and there shall exist no liabilities of the Borrower or any Subsidiary, fixed or contingent, which are material but not reflected in such financial statements or the notes thereto, other than liabilities arising in the ordinary course of business since June 30, 2003.

         3.4 No Material Adverse Change. Since June 30, 2003, there shall have occurred no material adverse change or material adverse condition in the business, assets, operations, properties, condition (financial or otherwise), liabilities (including contingent liabilities), prospects or material agreements of the Borrower and the Subsidiaries, taken as a whole.

         3.5 Certificates. The Administrative Agent shall have received:

                           (a) a certificate of the Secretary or Assistant
Secretary of the Borrower: (i) attaching a true and complete copy of the resolutions of its Board of Directors and of all documents evidencing all necessary corporate action (in form and substance reasonably satisfactory to the Administrative Agent) taken by it to authorize this Second Amendment, (ii) certifying that its certificate of incorporation and by-laws have not been amended since October 11, 2000, or, if so, setting forth the same, and (iii) setting forth the incumbency of its officer or officers who may sign this Amendment, including therein a signature specimen of such officer or officers;

                           (b) a so-called "good standing" certificate with
respect to the Borrower as of a recent date issued by the Secretary of State of the state of its incorporation; and

                           (c) certificates as of a recent date and issued by
the appropriate Governmental Authority as to the qualification of the Borrower to do business (and good standing, where available) as a foreign corporation in each of the States in which Borrower is qualified as a foreign corporation.

         4. ACKNOWLEDGMENTS AND CONFIRMATIONS.

                  The Borrower hereby acknowledges and confirms that (i) the Liens granted or to be granted pursuant to the Security Documents secure or will secure, without limitation, the Indebtedness, liabilities and obligations of the Borrower to the Secured Parties and the Administrative Agent under the Credit Agreement as amended hereby whether or not so stated in the Security Documents,
(ii) that the terms "Obligations" as used in the Security Documents (or any other term used therein to describe or refer to the Indebtedness, liabilities and obligations of the Borrower to the Secured Parties and/or the Administrative Agent) include, without limitation, the Indebtedness, liabilities and obligations of the Borrower under the Credit Agreement as amended hereby, and
(iii) the Security Documents remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed.

         5. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Lenders and the Administrative Agent that:

         5.1 No Default. After giving effect to this Second Amendment, no Default or Event of Default shall have occurred or be continuing.

         5.2 Existing Representations and Warranties. As of the date hereof and after giving effect to this Second Amendment, each and every one of the representations and warranties set forth in the Loan Documents is true, accurate and complete in all respects and with the same effect as though made on the date hereof, and each is hereby incorporated herein in full by reference as if restated herein in its entirety, except for any representation or warranty limited by its terms to a specific date and except for changes in the ordinary course of business which are not prohibited by the Credit Agreement (as amended hereby) or changes which do not, either singly or in the aggregate, have a Material Adverse Effect.

         5.3 Authority; Enforceability. (i) The execution, delivery and performance by the Borrower of this Second Amendment are within its corporate powers and have been duly authorized by all necessary corporate action, (ii) this Second Amendment is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and (iii) this Second Amendment and the execution, delivery and performance by the Borrower thereof does not: (A) contravene the terms of the Borrower's organizational documents; (B) conflict with or result in any breach or contravention of, or the creation of any Lien (other than Liens under the Loan Documents) under, any document evidencing any contractual obligation to which the Borrower is a party or any order, injunction, writ or decree to which it or its respective property is subject; or
(C) violate any requirement of law.

         6. REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT.

         6.1 Effect. Except as specifically amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed.

         6.2 No Waiver; References. The execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement, or constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein. Upon the effectiveness of this Second Amendment, each reference in:

                           (i) the Credit Agreement to "this Agreement",
"hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby;

                           (ii) the other Loan Documents to the term "the Credit
Agreement" shall mean and be a reference to the Credit Agreement as amended hereby; and

                           (iii) the Loan Documents to the term "the Loan
Documents" shall be deemed to include this Second
Amendment.

         7. MISCELLANEOUS.

         7.1 Expenses. The Borrower agrees to pay the Administrative Agent upon demand for all reasonable expenses, including reasonable attorneys' fees and expenses of the Administrative Agent, incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Second Amendment.

         7.2. Headings. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purposes.

         7.3 Law; Waiver of Trial by Jury. THIS SECOND AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. THE PARTIES HERETO HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF OR IN ANY WAY CONNECTED TO THIS SECOND AMENDMENT.

         7.4 Successors. This Second Amendment shall be binding upon the Borrower, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Lenders and the Administrative Agent and the successors and assigns of the Lenders and the Administrative Agent.

         7.5 Execution in Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.




                           [Signature Page to Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and delivered by their respective officers thereunto duly authorized on the date first written above.


                                       LECROY CORPORATION



                                       By:   /s/ Scott D. Kantor
                                             Name:   Scott D. Kantor
                                             Title:  Vice President and
                                                     Chief Financial Officer

                                       THE BANK OF NEW YORK,
                                       as Administrative Agent and as a Lender


                                       By:  /s/ John F. Volpicella
                                             Name:   John F. Volpicella
                                             Title: Vice President

                                SCHEDULE 2.01 TO
                       AMENDMENT NO. 2 TO CREDIT AGREEMENT


                                   COMMITMENTS


         Bank                                                   Commitment
         ----                                                   ----------

         The Bank of New York                                 $  25,000,000
                                                              -------------
         Total                                                $  25,000,000
                                                              =============

                               LECROY CORPORATION

                            SECRETARY'S CERTIFICATE

                         Dated as of November 13, 2003

The undersigned hereby certifies as follows:

1. He is the duly elected and acting Secretary of LeCroy Corporation, a Delaware corporation (the "Corporation").

2. The Corporation's Certificate of Incorporation, as amended (if applicable), has not been amended since October 11, 2000.

3. The Corporation's by-laws, as amended (if applicable), have not been amended since October 11, 2000.

4. Attached hereto as Exhibit C is a true, correct and complete copy of certain resolutions of the Corporation's Board of Directors duly adopted by unanimous written consent dated November 13th, 2003. Such resolutions are the only resolutions relating to the subject matter thereof and have not been amended, revoked, repealed, altered, superseded or otherwise changed in any way and are in full force and effect as of the date hereof.

5. Each of the following named persons is, on and as of the date hereof, a duly elected or appointed and qualified acting officer of the Corporation holding the office or offices set forth opposite his name and the signature appearing opposite the name of each person set forth is his genuine signature.

Scott D. Kantor           Vice President, Finance; Chief    /s/Scott D. Kantor
                          Financial Officer, Secretary and  ------------------
                          Treasurer

Roger D. Feldman          Assistant Secretary               /s/ Roger D. Feldman
                                                            --------------------



         IN WITNESS WHEREOF, the undersigned has duly executed this Certificate in the name and on behalf of the Corporation as of November 13th, 2003.

                                LECROY CORPORATION

                             By: Scott D. Kantor
                               -------------------------
                               By: Name: Scott D. Cantor
                               Title: Secretary

The undersigned officer of the Corporation hereby certifies that Scott D. Kantor is the Secretary of the Corporation and that his signature above is his true and correct signature.

                             By /s/ Roger D. Feldman
                                ---------------------
                                Name: Roger D. Feldman
                                Title: Assistant Secretary

                        UNANIMOUS WRITTEN CONSENT OF
                           THE BOARD OF DIRECTORS OF
                               LECROY CORPORATION

                              November 13th, 2003

         The undersigned, being all of the directors of LeCroy Corporation, a Delaware corporation (the "Corporation"), hereby unanimously consent, pursuant to ss.141(f) of the Delaware General Corporation Law, to the adoption of the following resolutions, effective as of the date set forth above.

RESOLVED: That the form, terms and provisons of the Amendment No. 2 to Credit
          Agreement, dated as of November 13th, 2003 (the "Amendment"), among the Corporation, the Lenders party thereto, and The Bank of New York, as Administrative Agent, (the "Bank"), and all transactions contemplated thereby, be, and hereby are, in all respects approved.


RESOLVED: That the President, Chief Executive Officer, Vice President-Finance,
          Treasurer and/or any other officer of the Corporation be and each hereby singly is, authorized, empowered and directed, in the name and on behalf of the Corporation, to execute and enter into the Amendment, which shall be in substantially the form of the draft thereof furnished to the directors of the Corporation; the terms and provisions of the Amendment being hereby authorized and approved, with such changes as such officer or officers of the Corporation executing the same shall deem necessary, advisable or proper, such execution by such officer or officers of the Amendment to be conclusive evidence that the same has been approved by this Board of Directors; and it is further


RESOLVED: That the President, Chief Financial Officer, Vice President-Finance,
          Treasurer and/or any other officer of the Corporation be, and each hereby singly is, authorized, empowered and directed, in the name and on behalf of the Corporation, to execute, acknowledge and deliver all such certificates, documents, instruments and papers, and to take such other action, as may be shown by his, her or their execution and performance thereof to be in his, her or their judgment necessary or desirable in connection with the consummation of the transactions contemplated by the Amendment or any other document executed and delivered in accordance with the foregoing resolutions or by the transactions otherwise authorized by these resolutions, such execution, acknowledgment, delivery or performance thereof by such officer or officers to be conclusive evidence that the same has been approved by this Board of Directors.

         IN WITNESS WHEREOF, the undersigned have caused this Consent to be executed as of the date first above written.

                                                /s/ Walter O. LeCroy, Jr.
                                                ---------------------
                                                Walter O. LeCroy Jr.

                                                /s/ Lutz P. Henkels
                                                ---------------------
                                                Lutz P. Henckels

                                                /s/ Robert E. Anderson
                                                ---------------------
                                                Robert E. Anderson

                                                /s/ William G. Scheerer
                                                ---------------------
                                                William G. Scheerer

                                                /s/ Charles A. Dickinson
                                                ---------------------
                                                Charles A. Dickinson

                                                /s/ Allyn C, Woodward, Jr.
                                                ---------------------
                                                Allyn C. Woodward, Jr.

                                                /s/ Peter H Kamin
                                                ---------------------
                                                Peter H. Kamin

                                                /s/ Thomas H. Reslewic
                                                ---------------------
                                                Thomas H. Reslewic

                                   Delaware               Page 1
                                   --------
                                 The First State

     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY "LECROY CORPORATION" IS DULY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL CORPORATE EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS OF THE ELEVENTH DAY OF NOVEMBER, A.D. 2003.

     AND I DO HEREBY FURTHER CERTIFY THAT THE "LECROY CORPORATION" WAS INCORPORATED ON THE TWENTY-FIFTH DAY OF JULY, A.D. 1995.

     AND I DO HEREBY FURTHER CERTIFY THAT THE ANNUAL REPORTS HAVE BEEN FILED TO DATE.

     AND I DO HEREBY FURTHER CERTIFY THAT THE FRANCHISE TAXES HAVE BEEN PAID TO DATE.


                                     S E A L

                            /s/ Harriet Smith Windsor
                            ---------------------------------------------
                                Harriet Smith Windsor, Secretary of State

2514336   8300                  AUTHENTICATION: 2740124

030722098                                 DATE: 11-11-03

STATE OF NEW YORK
                                            SS:
DEPARTMENT OF STATE


I hereby certify, that LECROY MERGER CORPORATION, a DELAWARE corporation, filed an Application for Authority to do business in the State of New York on 08/22/1995. I further certify that so far as shown by the records of this Department, such corporation is still authorized to do business in the State of New York.

A certificate changing name to LECROY CORPORATION was filed on 09/18/1995.


SEAL

Witness my hand and the official seal
Of the Department of State at the City
Of Albany, this 10th day of November
two thousand and three.

/s/  Signature

Secretary of State

200311120093  45